EXHIBIT 99.906CERT
                                                              ------------------



                             THE R.O.C. TAIWAN FUND
                             ----------------------


                     CERTIFICATION UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



We hereby certify that the Report on Form N-CSR to which this certification is attached complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of The R.O.C. Taiwan Fund.



Dated:   August 29, 2003



                                   /s/ Michael Ding
                                   --------------------------------------------
                                   Michael Ding
                                   Chief Executive Officer
                                   The R.O.C. Taiwan Fund



                                   /s/ Peggy Chen
                                   --------------------------------------------
                                   Peggy Chen
                                   Chief Financial Officer
                                   The R.O.C. Taiwan Fund